UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 4, 2005
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                    ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
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             (Exact name of registrant as specified in its charter)


 Delaware                                                       52-2126573
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(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)          Identification No.)


600 Telephone Ave, Anchorage, Alaska                             99503
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code   907 - 297 - 3000
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

On April 4, 2005, the Company issued a press release regarding the progress of its strategic initiatives. A copy of the press release is furnished herewith as
Exhibit 99.1.

The information furnished in this Item 7.01, including the press release furnished herewith, shall not be deemed incorporated by reference into any other filing of the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

Exhibit No.      Description
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Exhibit 99.1     Alaska Communications Systems Group, Inc. press release dated
                 April 4, 2005 (furnished pursuant to Item 7.01).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    April 4, 2005                Alaska Communications Systems Group, Inc.

                                      /s/ David Wilson
                                      ----------------
                                      David Wilson,
                                      Senior Vice President and Chief
                                      Financial Officer (Principal
                                      Accounting Officer and Principal
                                      Financial Officer)